TRADEMARK AGREEMENT

     THIS TRADEMARK AGREEMENT (the "Agreement"), made and entered into this 25th day of February 1994, by and between PRESTOLOCK ACQUISITION CORP., a Michigan corporation having its place of business at 21 Kercheval Avenue, Suite 250, Grosse Pointe Farms, Michigan 48236, U.S.A., (hereinafter referred to as "Prestolock"), and Presto Lock, Inc., a New Jersey corporation, having a place of business at 100 Outwater Lane, Garfield, New Jersey 07026, U.S.A., (hereinafter called "Licensee").

                                   RECITALS:

     WHEREAS, Prestolock is the owner of certain trademarks relating to various products, including locks and luggage; and

     WHEREAS, Licensee desires to acquire a license from Prestolock to enable it to use such trademarks on certain products on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and undertakings hereinafter set forth, the parties hereto agree as follows:

     1. As used herein:

          a.   The term "Licensed Products" shall mean luggage hardware.

          b. The term "Licensed Trademarks" shall mean those trademarks set forth in Exhibit A, and any applications and registrations therefore, anywhere in the world.

          c.   The term "Territory" shall mean anywhere in the world.

     2. In consideration of $1.00 and other valuable consideration, Prestolock hereby grants to Licensee the exclusive right and license to utilize in the Territory the Licensed Trademarks on Licensed Products made by Licensee in compliance with the terms and conditions



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thereof. Prestolock shall not grant any other party the right or license to utilize the Licensed Trademarks with respect to the Licensed Products in the Territory.

     3. Licensee may use the Licensed Trademarks only on or referring to Licensed Products; further, Licensee agrees not to utilize any Licensed Trademark in connection with Licensed Products containing padlocks of any kind, unless such padlocks have been purchased directly from Prestolock.

     4. Licensee shall use the Licensed Trademarks only with respect to Licensed Products which comply with reasonable commercial standards. Prestolock shall not assign or transfer the Licensed Trademarks except to an assignee or transferee which shall agree in writing to use the Licensed Trademarks only with respect to products (other than Licensed Products) which comply with reasonable commercial standards.

     5. Licensee recognizes Prestolock's title to the Licensed Trademarks and shall not at any time do or suffer to be done any act that will impair the rights of Prestolock in and to the Licensed Trademarks. Licensee shall not acquire and shall not claim any title to said Licensed Trademarks adverse to Prestolock by virtue of the license granted to Licensee, or through Licensee's past, present or future use of the Licensed Trademarks, or any variation thereof, it being the intention of the parties that all use of the Licensed Trademarks by Licensee shall at all times inure to the benefit of Prestolock.

     6. The parties shall notify each other of any infringement of the Licensed Trademarks by any third party promptly upon becoming aware of any such infringement.

     7. This Agreement and the rights and privileges herein granted may be assigned by Licensee effective upon receipt of written notice of same by Prestolock.


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     8. Upon termination of this Agreement, Licensee shall cease using the
Licensed Trademarks or any variation thereof.

     9. All notices, deliveries, consents, waivers or requests permitted or required pursuant to this Agreement shall be sufficient and deemed to have been served when sent by prepaid cable, telex or facsimile with simultaneous mailing of a copy thereof by registered or certified air mail to the addresses stated above, or at such other addresses of which the parties may have notified each other.

     10. This Agreement is binding on and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in their respective corporate names by duly authorized officers thereof.

ATTEST                                            PRESTOLOCK ACQUISITION CORP.


/s/Mark A. Davis                                  By: /s/Robert J. Skandalaris
-------------------------                            -------------------------

                                                  ITS:   President
                                                      -------------------------


                                                  Date: 2/25/94
                                                       ------------------------

Witness                                           LICENSEE

/s/David L. Rapheals                               By: /s/Eberbard Franzen
--------------------------------                     --------------------------

                                                  ITS:   President
                                                      -------------------------

                                                  Date: 2/25/94
                                                       ------------------------



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                                    EXHIBIT A

U.S. Registered Marks:

Trademark                       U.S. Registration No.      Date of Registration
---------                       ---------------------      --------------------

PRESTO                          1,125,143                        Sept. 18, 1979
PRESTO                          904,582                           Dec. 22, 1970
PRESTOLOCK                      904,702                          Dec. 22, 1970